RUSSELL EXCHANGE TRADED FUNDS TRUST

1301 Second Avenue

18th Floor

Seattle, Washington 98101

Telephone 1-888-775-3837

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2013,

As Supplemented Through January 6, 2014

Russell Exchange Traded Funds Trust (the “Trust” or “RET”) is a single legal entity organized as a Delaware statutory trust. The Trust operates investment portfolios, each of which is referred to as a “Fund,” an “Exchange Traded Fund” or an “ETF”. The Trust offers Shares of beneficial interest in the Fund in a separate Prospectus.

This Statement of Additional Information (“Statement”) is not a prospectus; this Statement should be read in conjunction with the Fund’s Prospectus dated July 29, 2013 and any supplements thereto. A Prospectus may be obtained without charge by telephoning or writing the Trust at the number or address shown above.

Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectus.

As of the date of this Statement, the Trust is comprised of one Fund. This Statement relates to the following Fund which commenced operations on May 11, 2010:

Russell® Equity ETF (the “Fund”)

ONEF; NYSE Arca, Inc.

The Fund’s audited financial statements for the fiscal period ended March 31, 2013 are incorporated in this Statement by reference to the Fund’s most recent Annual Report to Shareholders (File No. 811-22320). You may obtain a copy of the Fund’s Annual Report at no charge by request to the Fund at the address or phone number shown above.

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STRUCTURE AND GOVERNANCE

ORGANIZATION AND BUSINESS HISTORY. The Trust commenced business operations as a Delaware statutory trust on July 27, 2009. Effective on April 15, 2011, the name of the Trust was changed from “U.S. One Trust” to “Russell Exchange Traded Funds Trust.”

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series (each a “Fund”, and collectively the “Funds”). The offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). As of the date of this Statement, the Fund is an exchange-traded fund (“ETF”) and is diversified. The Fund invests primarily in shares of other ETFs (the “Underlying ETFs”), as well as other exchange-traded products such as other pooled investment vehicles that are not investment companies. The Fund attempts to achieve its investment objective by utilizing an “active” management strategy. Russell Investment Management Company (“RIMCo” or the “Adviser”) manages the Fund.

The Trust is authorized to issue Shares of beneficial interest, and is permitted to offer separate series of Shares – each a “fund.” The Board of Trustees (the “Board” or “Trustees”) may, without seeking shareholder approval, create additional funds at any time. The Fund offers and issues Shares at its net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares either in exchange for (i) a basket of specified Underlying ETFs, as defined below (the “Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by the Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this Statement. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on the NYSE Arca, Inc. (the “Exchange”). The Shares trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. Shares are redeemable to the Fund only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). A Creation Unit of the Fund will generally consist of multiples of 50,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, either an additional transaction fee of up to five times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell,” “Russell” or any variation.

FRC is a subsidiary of Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. For clients seeking personal financial security or security for their business or estate, Northwestern Mutual, its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and trust services that address client needs for financial protection, wealth accumulation, estate preservation and asset distribution.

SHAREHOLDER MEETINGS. The Trust will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of the Trust’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each Share of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular Fund only Shares of that Fund are entitled to vote. There are no cumulative voting rights.

CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of the Trust, and hold office unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of the Trust’s Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” the Trust.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants (as defined in the “Book Entry Only System” section below), as of June 30, 2013, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below.

Fund Name	Participant Name/Address	Percentage of Ownership
Russell Equity ETF	CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	52.10%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK CITY NY 10281	16.10%

	TD AMERITRADE CLEARING, INC. 1005 N AMERITRADE PLACE BELLEVUE NE 68005	7.50%

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting ALPS Distributors, Inc. (the “Distributor”) or an affiliate of RIMCo (the “Proxy Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares of the Fund. In such cases, the Proxy Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

The Trustees and officers of the Trust, as a group, own less than 1% of the Fund.

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT OF THE FUND.”

TRUSTEES AND OFFICERS.

The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RET and does not manage operations on a day-to-day basis. The officers of RET, all of whom are employed by and are officers of RIMCo, the Fund’s adviser, or its affiliates, are responsible for the day-to-day management and administration of the Fund’s operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Fund’s operations by, among other things, meeting with RET management at the Board’s regularly scheduled meetings and as otherwise needed and, with the assistance of RET management, monitoring or evaluating the performance of the Fund’s service providers, including RIMCo, the Fund’s custodian and the Fund’s transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIMCo, but with RET’s independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Fund. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Fund. The Board of Trustees is required under the 1940 Act to review and approve the Fund’s contracts with RIMCo.

Generally, a Trustee may be removed at any time by a vote of at least two-thirds of the number of Trustees prior to such removal or by a vote of two-thirds of the Trust’s RET Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders.

The Board of Trustees is currently comprised of eight Trustees, two of whom, Sandra Cavanaugh and Daniel P. Connealy, are Interested Trustees. Sandra Cavanaugh is an officer of Russell Investment Company (“RIC”) and, thus, classified as an Interested Trustee. Daniel P. Connealy is an officer of a broker-dealer that distributes shares of RIC Funds and is therefore classified as an Interested Trustee. There are six Independent Trustees on the Board, including Kristianne Blake who has served as the Chair of the Board since 2012. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Fund’s operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio manager), the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Fund’s senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board receives quarterly reports from the CCO and other representatives of the Fund’s senior management which include information regarding risk issues and receives an annual report from the CRO. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Fund; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Fund to bear certain risks (such as investment-related risks) to achieve its investment objective. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Fund, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Fund, including such factors as the number of Funds, and the Fund’s distribution arrangements. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.

RET’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Fund’s financial statements, (b) RET’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of RET’s independent registered public accounting firm; (2) to oversee the preparation of an Audit Committee report as required by the SEC to be included in RET’s Form N-CSR or any proxy statement, as applicable; (3) to oversee RET’s accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RET’s independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RET’s independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves (i) all audit and non-audit services to be rendered by the independent registered public accounting firm for RET, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RET, relating to the operations and financial reporting of RET, and (iii) all non-audit services relating to the operations and financial reporting of RET, provided to RIMCo, or any affiliate thereof that provides ongoing services to RET, by any auditors with an ongoing relationship with RET. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Mr. Jack R. Thompson and Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended March 31, 2013, the Audit Committee held four meetings.

Effective December 3, 2012, RET’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Fund; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Fund as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trust, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trust. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Daniel P. Connealy and Raymond P. Tennison, Jr. and Mses. Katherine W. Krysty and Sandra Cavanaugh. As the Investment Committee was not created until December 3, 2012, for the fiscal year ended March 31, 2013, the Investment Committee held two meetings.

RET’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RET for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Fund. Currently, the Nominating and Governance Committee members are Messrs. Raymond P. Tennison, Jr. and Thaddas L. Alston and Ms. Kristianne Blake, each of whom is an Independent Trustee. For the fiscal year ended March 31, 2013, the Nominating and Governance Committee held four meetings.

Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RET’s officers and employees are paid by RIMCo or its affiliates.

Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of RIC, which has 37 funds, Russell Investment Funds (“RIF”), which has nine funds and RET, which has one fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the Interested Trustees. The second table provides information for the Independent Trustees. The third table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as experience as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an “audit committee financial expert”. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Fund, the Adviser and various affiliates of the Adviser providing services to the Fund, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Fund.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES

#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2012 • Trustee since 2012	• Until successor is chosen and qualified by Trustees • Appointed until successor is duly elected and qualified	• President and CEO RIC, RIF and RET • Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc. (“RFS”) • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Director, RIMCo • Chairman of the Board, President and CEO, Russell Insurance Agency, Inc. (“RIA”) (insurance agency) • May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank • 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)	47	None

##Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company)	47	None

*	Each Trustee is subject to mandatory retirement at age 72.

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.

##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the RIC Funds and is therefore classified as an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES

Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012 • Chairman of the Investment Committee since 2012	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	47	None

Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012 • Chairman since 2012	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • Until December 31, 2013, Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company)	47

•    Director, Avista Corp (electric utilities)

•    Until December 31, 2013, Trustee, Principal Investor Funds (investment company)

•    Until December 31, 2013, Trustee, Principal Variable Contracts Funds (investment company)

Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) • Trustee and Finance Committee Member/Chairman, Portland Community College (charitable organization)	47	• Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) • Trustee, ALPS Series Trust (investment company)

Katherine W. Krysty Born December 3, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2014	• Appointed until successor is duly elected and qualified	• Retired • Until February 2013, President Emerita of Laird Norton Wealth Management (investment company) • April 2003 through December 2010, Chief Executive Officer of Laird Norton Wealth Management (investment company)	47	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012 • Chairman of the Nominating and Governance Committee since 2012	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	47	None

Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012 • Chairman of the Audit Committee since 2012	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company) • September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company)	47	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)

*	Each Trustee is subject to mandatory retirement at age 72.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS

Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2011	Until removed by Independent Trustees	• Chief Compliance Officer, RIC, RIF and RET • Chief Compliance Officer, RFSC and U.S. One Inc. • 2005-2011 Chief Compliance Officer, RIMCo

Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2012	Until successor is chosen and qualified by Trustees

•    President and CEO, RIC, RIF and RET

•    CEO, U.S. Private Client Services, Russell Investments

•    Chairman of the Board, Co-President and CEO, RFS

•    Chairman of the Board, President and CEO, RFSC

•    Director, RIMCo

•    Chairman of the Board, President and CEO RIA

•    May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•    2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years

Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 2011	Until successor is chosen and qualified by Trustees

•    Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET

•    Director, RIMCo, RFSC, RTC and RFS

•    Global Head of Fund Services, Russell Investments

•    October 2011 to December 2013 Head of North America Operations, Russell Investments

•    May 2009 to October 2011, Global Head of Fund Operations, Russell Investments

•    1999 to May 2009, Director, Fund Administration

Peter Gunning Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2012*	Until removed by Trustees

•    Global Chief Investment Officer, Russell Investments

•    Chief Investment Officer, RIC, RIF and RET

•    Director, FRC

•    Chairman of the Board, President and CEO, RIMCo

•    1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Jeffrey T. Hussey Born May 2, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2013**	Until removed by Trustees

•    Global Chief Investment Officer, Russell Investments

•    Chief Investment Officer, RIC, RIF and RET

•    Chairman of the Board, President and CEO, RIMCo

•    Director, RTC, RIS and Russell Investments Delaware, Inc.

•    Board of Managers, Russell Institutional Funds Management, Inc.

•    2008 to 2013 Chief Investment Officer, Fixed Income, Russell Investments

Mary Beth Rhoden Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2011	Until successor is chosen and qualified by Trustees

•    Associate General Counsel, Russell Investments

•    Secretary, RIMCo, RFSC and RFS

•    Secretary and Chief Legal Officer, RIC, RIF and RET

•    Assistant Secretary, RFS, RIA and U.S. One Inc.

•    1999 to 2010 Assistant Secretary, RIC and RIF

*	Through September 30, 2013

**	Effective October 1, 2013

TRUSTEE COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED MARCH 31, 2013

	AGGREGATE COMPENSATION FROM RET	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RET EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RET AND RUSSELL FUND COMPLEX PAID TO TRUSTEES(1)
INTERESTED TRUSTEES
Sandra Cavanaugh(2)	N/A	N/A	N/A	$0
Daniel P. Connealy(2)	$5	N/A	N/A	$121,000
Jonathan Fine(2)(6)	$5	N/A	N/A	$125,000
James Polisson(3)	$0	N/A	N/A	$0
INDEPENDENT TRUSTEES
Thaddas L. Alston(2)	$6	N/A	N/A	$146,500

	AGGREGATE COMPENSATION FROM RET	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RET EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RET AND RUSSELL FUND COMPLEX PAID TO TRUSTEES(1)
Kristianne Blake(2)	$8	N/A	N/A	$218,000
Cheryl Burgermeister(2)	$5	N/A	N/A	$68,750
Evelyn S. Dilsaver(4)	$78,750	N/A	N/A	$78,750
Jane A. Freeman(4)	$79,083	N/A	N/A	$79,083
Lee T. Kranefuss(5)	$10,694	N/A	N/A	$10,694
Katherine W. Krysty(7)	N/A	N/A	N/A	N/A
Daniel O. Leemon(4)	$72,083	N/A	N/A	$72,083
Ernest L. Schmider(4)	$67,583	N/A	N/A	$67,583
Raymond P. Tennison, Jr.(2)	$6	N/A	N/A	$150,500
Jack R. Thompson(2)	$6	N/A	N/A	$146,500
Julie W. Weston(2)(6)	$6	N/A	N/A	$142,500

(1)	Trustee compensation does not include reimbursed out-of-pocket expenses incurred in connection with their attendance at meetings.

(2)	Elected to the Board of Trustees effective November 1, 2012.

(3)	Effective August 15, 2012, Mr. Polisson resigned from the Board and no longer serves as Trustee of the Trust.

(4)	Effective November 1, 2012, Mses. Dilsaver and Freeman and Messrs. Leemon and Schmider resigned from the Board and no longer serve as Trustees of the Trust.

(5)	Effective April 25, 2012, Mr. Kranefuss resigned from the Board and no longer serves as Trustee of the Trust.

(6)	Effective December 31, 2013, Mr. Fine and Ms. Weston retired from the Board and no longer serve as Trustees of the Trust.

(7)	Elected to the Board of Trustees effective January 1, 2014.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2012

NAME	DOLLAR RAGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
INTERESTED TRUSTEES
Sandra Cavanaugh*	None	None
Daniel P. Connealy*	None	Over $100,000
INDEPENDENT TRUSTEES
Thaddas L. Alston*	None	Over $100,000
Kristianne Blake*	None	Over $100,000
Cheryl Burgermeister*	None	None
Katherine W. Krysty**	None	None
Raymond P. Tennison, Jr.*	None	Over $100,000
Jack R. Thompson*	None	Over $100,000

*	Elected to the Board of Trustees effective November 1, 2012.

**	Elected to the Board of Trustees effective January 1, 2014.

OPERATION OF THE TRUST

SERVICE PROVIDERS. Most of the Trust’s necessary day-to-day operations are performed by separate business organizations under contract to the Trust. The principal service providers are:

Manager	Russell Investment Management Company

Administrator	Russell Fund Services Company

Transfer Agent	State Street Bank and Trust Company

Custodian and Portfolio Accountant	State Street Bank and Trust Company

Distributor	ALPS Distributors, Inc.

MANAGER. RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund.

The Fund pays a management fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of the Fund (the “Management Fee”). (See the Prospectus for the Fund’s annual management percentage rates).

RIMCo is a wholly-owned subsidiary of FRC, an indirect subsidiary of Northwestern Mutual. RIMCo’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Under the Supervision and Management Agreement, RIMCo oversees the operation of the Fund, arranges for the distribution, transfer agency, administration, custody and all other services necessary for the Fund to operate, and exercises day-to-day oversight over the Fund’s service providers. These services are paid for from the Management Fee RIMCo receives from the Fund.

Pursuant to the Supervision and Management Agreement and subject to the general supervision of the Board, RIMCo provides or causes to be furnished all supervisory, management and other services reasonably necessary for the operation of the Funds, including audit, portfolio accounting, legal, transfer agency, printing costs and certain distribution services under what is essentially an all-in fee structure.

The Fund does bear other expenses which are not covered under the Management Fee that may vary and will affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, and costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses).

The Fund paid RIMCo advisory fees (gross of reimbursements and/or waivers) of $18,191 for the fiscal year ended March 31, 2013, $4,824 for the fiscal period of January 1, 2012 through March 31, 2012, and $31,872 for the fiscal year ended December 31, 2011. The Fund’s fiscal year was changed from December 31 to March 31 as of August 29, 2011. The Fund paid U.S. One advisory fees (gross of reimbursements and/or waivers) of $5,815 for the fiscal year ended December 31, 2011.

Current Waivers:

For the Fund, RIMCo has contractually agreed, until July 31, 2014, to waive up to the full amount of its 0.35% management fee to the extent that the Total Annual Fund Operating Expenses, excluding extraordinary expenses, exceed 0.51% of the average daily net assets of the Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval.

Past Waivers:

For the Fund, RIMCo had contractually agreed, until April 29, 2012, to waive up to the full amount of its 0.35% management fee to the extent that the Total Annual Fund Operating Expenses, excluding extraordinary expenses, exceed 0.51% of the average daily net assets of the Fund on an annual basis.

ADMINISTRATOR. Russell Fund Services Company (“RFSC”), with the assistance of RIMCo and FRC, provides the Fund with office space, equipment and the personnel necessary to operate and administer the Fund’s business and to supervise the provision of services by certain third parties such as the custodian.

RFSC is paid an administrative fee, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of the Fund. Services which are administrative in nature are provided by RFSC pursuant to an Administrative Agreement for an annual fee of 0.0275% of the average daily net asset value of the Fund paid out of the Management Fee.

PORTFOLIO MANAGER. The RIMCo Manager (RIMCo’s employee who manages the Fund) is compensated by RIMCo with salaries, annual incentive awards (paid in cash or awarded as part of a long term incentive plan) and profit sharing contributions. Salaries are fixed annually and are driven by the market place. Although compensation is not directly affected by an increase in fund assets, the RIMCo Manager is responsible for aiding in client retention and assistance in growth of RIMCo assets under management.

RIMCo Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by RIMCo asset class chief investment officers (“CIOs”) or managing directors (“MDs”). FRC’s compensation committee approves salaries and annual incentive awards after the asset class CIOs’ or MDs’ recommendations have been reviewed by the Global Chief Investment Officer.

Beginning in 2013, for the profit sharing plan, contributions by Russell will be made at the discretion of FRC’s Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell’s profitability warrants a discretionary contribution will be solely within FRC’s Board of Director’s discretion and not based on a static formula.

The long-term incentive plan provides key professionals with future cash payments the value of which is tied to Russell’s financial performance. Awards under the long-term incentive plan are based on expected future contribution to the success of Russell. A long term incentive plan award would be part of the RIMCo Manager’s annual incentive award, which is discretionary. Once the annual incentive award amount has been agreed on, the allocation of that award to cash versus the long term incentive plan is formulaic. A long term incentive plan award is not paid until it is fully vested (four years after it is awarded).

RIMCo Managers earning over a specified amount of cash compensation (salary plus annual incentive awards) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of RIF Funds selected by the RIMCo Manager.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF MARCH 31, 2013

Portfolio Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Robert Kuharic	2	$844.7	0	0	1	$704.7	$1,549.4

EQUITY SECURITIES BENEFICIALLY OWNED BY RIMCO MANAGERS IN THE FUNDS THEY

MANAGE FOR THE FISCAL YEAR ENDED MARCH 31, 2013

RIMCO MANAGER OF THE FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS MANAGED BY THE RIMCO MANAGER
Robert Kuharic	None

RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell’s investment process is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines. RIMCo Managers make decisions for each portfolio based on a variety of factors relevant to that portfolio.

DISTRIBUTOR. ALPS Distributors, Inc. (the “Distributor”) is the principal underwriter and Distributor of Shares. Its principal address is 1290 Broadway, Suite 1100, Denver, CO 80203. Investor information can be obtained by calling 303-623-2577. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty as to the Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. The Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units, for which it may receive commissions or other fees from such Authorized Participants.

The Adviser may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor or to otherwise promote the sale of Shares. The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from the assets of the Fund.

DISTRIBUTION. The continuation of the Distribution Agreement and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below), or DTC Participants (as defined in the “Book Entry Only System” section below).

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for the Trust. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for the Fund for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 2 Avenue de Lafayette, LCC 2S, Boston, Massachusetts 02111.

TRANSFER AND DIVIDEND DISBURSING AGENT. State Street serves as the transfer and dividend disbursing agent for the Trust. As transfer and dividend disbursing agent, State Street is responsible for among other matters, receiving and processing orders for the purchase and redemptions of Creation Units. The principal business address for State Street Bank and Trust Company is: 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm of the Trust. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Fund in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 1900, Seattle, Washington 98101.

CODES OF ETHICS. The Trust, RIMCo and the Distributor have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund’s shareholders. The codes of ethics are designed to prevent affiliated persons of the Trust, RIMCo, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.

PURCHASE AND REDEMPTION OF CREATION UNITS. The Fund issues and redeems its Shares on a continuous basis, at net asset value (“NAV”), only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for a designated portfolio of shares in specified ETFs or, in certain circumstances, in cash for the value of such securities. The consideration for creations and redemptions for the Fund is principally in-kind.

PURCHASE (CREATION). The Trust issues and sells Shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to the Fund is, generally, any day on which the New York Stock Exchange (“NYSE”) is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, consisting of Underlying ETFs and the “Cash Component” (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component, computed as described below. The Fund currently offers Creation Units for in-kind deposits, but reserves the right to utilize a “cash” option in lieu of some or all of the Deposit Securities for creation of shares. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser, therefore additional variable fees may be assessed, up to the amount listed in the table below.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust intends to require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security that is a To Be Announced (“TBA”) transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security, including, without limitation, situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of Depository Trust Company (“DTC”) for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). In these instances, additional variable fees may be assessed, up to the amount listed in the table below. The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order. The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of portfolio rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (as defined in the “Book Entry Only System” section below), and has the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor and the Authorized Participant, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from the Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. In the case of non-standard orders, the non-standard order must be received by the Distributor no later than the times set forth in the Participant Agreement. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities and municipal securities) and/or through a subcustody agent (for foreign securities). The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, through DTC to the account of the Fund by no later than 2:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date. The “Settlement Date” for the Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by 2:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the Fund Deposit in the appropriate amount are deposited with the Distributor by 4:00 p.m. Eastern time or (as set forth on the applicable order form) with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or the Fund Deposit in the appropriate amount is not received by 4:00 p.m. Eastern time or (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this Statement are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the Custodian has confirmed that the required Deposit Securities (or the cash value thereof) have been delivered to the Trust’s account, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. As with all orders, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of the Trust’s rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is assessed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time. An additional transaction charge or variable charge will be applied to certain creation and redemption transactions, including non-standard orders and partial cash purchases. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) the Trust will substitute a cash-in-lieu amount to replace any Fund Security that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as the Fund Security; and (ii) at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities. The Fund currently offers Redemption Units for in kind redemptions, but reserves the right to utilize a “cash” option in lieu of some or all of the Fund securities for redemption of shares.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the redemption transaction fee from time to time. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders, cash redemptions, or partial cash redemptions (when cash redemptions are available). Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Distributor prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this Statement are properly followed. If the Distributor does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Distributor in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Distributor; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

With respect to in-kind redemptions of the Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 4:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 4:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

ADDITIONAL REDEMPTION PROCEDURES. With respect to in-kind redemptions of the Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified below, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day.

Creation and Redemption Transaction Fees:

The following table shows, as of the date of this Statement, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

	Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
Russell Equity ETF	$1,580,000	50,000	$500	5%	2%

*	As a percentage of the amount invested.

From time to time, the Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the standard clearing process. The variable charge is in addition to the fixed transaction fee and will be applied to each transaction in cash. The maximum additional variable charge is the percentage noted in the table multiplied by the amount of Deposit Cash or Redemption Cash, as applicable. The assessed variable charge may be lower than the respective percentages noted in the table based on actual brokerage and market impact expenses associated with the transaction.

VALUATION OF FUND SHARES. The net asset value per share is calculated for the Fund on each Business Day on which Shares are offered or orders to redeem are tendered. A business day is one on which the NYSE is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share is computed for Shares of the Fund by dividing the current value of the Fund’s assets, less liabilities attributable to the Fund, by the number of Shares of the Fund outstanding, and rounding to the nearest cent.

The Underlying ETFs may have portfolio securities that actively trade on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Fund determines its net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset values may not be reflected in the calculations of net asset value unless RFSC determines that a particular event would materially affect the net asset value.

VALUATION OF PORTFOLIO SECURITIES. With the exceptions noted below, the Fund values its portfolio securities at “fair market value.” This generally means that equity securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. Equity securities traded over-the-counter (“OTC”) are valued on the basis of official closing price. Fixed-income securities are valued on the basis of the closing bid price, options on securities, indices or swaps are valued on the basis of the closing mean price and futures contracts are valued on the basis of settlement price.

Because many fixed–income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service or broker when the prices are believed to be reliable — that is, when the prices reflect the fair market value of the securities.

International equity securities traded on a national securities exchange or OTC are valued on the basis of official closing price.

Short term securities maturing within 60 days of the valuation date held by the Fund are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 under the 1940 Act. The money market instruments are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price the Fund would receive if it sold the instrument.

The Fund may value certain securities for which market quotations are not readily available or are deemed not reliable at “fair value,” as determined in good faith pursuant to procedures established by the Board and delegated to RFSC to administer. Market quotations for non-U.S. securities, either individually or collectively, may not be considered to be readily available if a significant event occurs after the close of the non-U.S. markets on which such securities are traded. If you hold Shares in the Fund that holds portfolio securities listed primarily on non-U.S. exchanges, the net asset value of the Fund’s Shares may change on a day when you will not be able to purchase or redeem the Fund’s Shares. This is because the value of those portfolio securities may change on weekends or other days when the Fund does not price its Shares.

PORTFOLIO TURNOVER RATE. Portfolio turnover measures how frequently securities held by the Fund are bought and sold. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rate for the Fund generally are attributable to market volatility, and/or duration of portfolio investments. The portfolio turnover rates for the fiscal year ended March 31, 2013 and fiscal period ended March 31, 2012 were:

Fund	March 31, 2013	January 1, 2012 through March 31, 2012
Russell Equity ETF	11%	—	*

*	Less than 0.5%.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities (see “Taxes”). The portfolio turnover rate varies by Fund type.

DISCLOSURE OF PORTFOLIO HOLDINGS.

Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Fund (the “Disclosure Policy”). The Board of the Trust must approve all material amendments to the Disclosure Policy. The Disclosure Policy is designed to: (i) protect the confidentiality of the Fund’s non-public portfolio holdings information, (ii) prevent the selective disclosure of such information, and (iii) ensure compliance by RIMCo and the Fund with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty.

Monitoring and Oversight. The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that RIMCo has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor RIMCo’s compliance with its policies and procedures. Any exceptions to the Disclosure Policy may be made only if approved by the Trust’s CCO upon determining that the exception is in the best interests of the Fund and its shareholders. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board at its next regularly scheduled meeting.

Quarterly Disclosure. The Fund will publicly disclose its complete schedule of holdings, as reported on a quarter-end basis, by making the information publicly available in a manner consistent with requirements established by the SEC. You may view the Fund’s complete schedule of portfolio holdings for the most recently completed quarter online at http://www.russelletfs.com, or obtain a copy of the schedule by calling RIMCo at 1-888-RSL-ETFS or 888-775-3837. This information will be available no earlier than the day on which it is transmitted to shareholders in the Fund’s annual and semi-annual reports, or filed with the SEC on Form N-Q, which will occur on or about the sixtieth day after a quarter’s end.

The Fund files its complete schedules of securities holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Daily Disclosure. On each Business Day, before commencement of trading in shares on a national securities exchange (as defined by Section 2(a)(26) of the 1940 Act), RIMCo will disclose the Fund’s Portfolio Composition File (“PCF”) via the NSCC. The PCF is based on a securities component and a cash component (or an all cash amount) which comprises that day’s fund deposit, as disseminated prior to that Business Day’s commencement of trading. RIMCo may make available the Fund’s complete schedule of portfolio holdings and the percentages they represent of the Fund’s net assets. To provide greater transparency, the Fund may disclose its portfolio holdings that represent a Creation Unit of the Fund on each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites.

Confidential Dissemination of Portfolio Holdings Information. No disclosure of non-public portfolio holdings information may be made to any unaffiliated third party except as set forth in this section. This prohibition does not apply to information sharing with the Fund’s service providers, such as the Fund’s investment adviser, distributor, custodian, transfer agent, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, securities lending agent, lender, IOPV (as defined herein) calculation agent and other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service Providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

PROXY VOTING POLICIES AND PROCEDURES. The Board has delegated to RIMCo, as the Trust’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Proxy Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Fund on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.

The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.

•

Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.

•

In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

•

In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Proxy Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

•

In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Proxy Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.

•

Generally, proxies are voted for executive and director stock option plans unless the Proxy Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.

•

In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Proxy Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political, nuclear safety, land use, ecological or environmental proposals, proxies will be registered as abstentions.

Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Administrator is obligated to request additional direction from the Committee. The Proxy Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.

To the extent that any shares of the Fund are owned directly by any other Fund, those shares will be voted directly by the Fund in the same proportion as all other votes received from the other holders of such Fund’s shares.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended is available, without charge, at http://www.russelletfs.com and on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATIONS. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made by RIMCo. The Trust’s arrangements with RIMCo provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo is not obligated to select the broker offering the lowest commission. The Fund effects transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers in compliance with the Trust’s procedures adopted under 17e-1. RIS is a registered broker and investment adviser and an affiliate of RIMCo.

In the case of securities traded in the over-the-counter market and depending on where RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.

BROKERAGE COMMISSIONS. The Fund paid brokerage commissions of $512 for the fiscal year ended March 31, 2013, $402 for the fiscal period of January 1, 2012 through March 31, 2012, and $0 for the fiscal year ended December 31, 2011.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. As of March 31, 2013, the value of securities of the Trust’s “regular brokers or dealers held was:

Brokers by Commission
Broker
Goldman, Sachs & Co.	$471
Jefferies & Company	$24
Investment Technology Group, Inc.	$17

Brokers by Principal
Broker
Goldman, Sachs & Co.	$1,108,854
Jefferies & Company	$63,716
Investment Technology Group, Inc.	$36,954

During the fiscal year ended March 31, 2013, none of the brokerage commissions of the Fund were directed to brokers who provided research services to RIMCo.

During the fiscal year ended March 31, 2013, there were no affiliated transactions (relating to trading activity).

INVESTMENT RESTRICTIONS

Fundamental Policies

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	(i) With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or shares of investment companies. For purposes of this restriction, the Fund will aggregate the portfolio holdings of the Underlying ETFs so that the Fund will not have indirectly invested more than 25% of its assets in a particular industry or group of industries.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute rules or regulations may be amended or interpreted from time to time.

7.	Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

8.	Purchase securities while the Fund has outstanding borrowings in excess of 5% of its total assets.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

Under the 1940 Act, the Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (331/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if the Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (331/3%) of its assets.

The Fund will not purchase additional securities while outstanding borrowings exceed 5% of total assets.

Non-Fundamental Policies

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. The Fund will:

Invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in shares of equity Underlying ETFs.

INVESTMENT POLICIES

The investment objective and principal investment strategies for the Fund are provided in the Fund’s Prospectus. The Fund may not invest in all of the investments listed below. The Fund uses investment techniques commonly used by other exchange-traded funds.

GENERAL INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS

CONCENTRATION AND DIVERSIFICATION

An Underlying ETF may concentrate its investments to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries as described in the Prospectus. The securities of issuers in particular industries may dominate the Index of an Underlying ETF and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

In pursuing its objective, the Fund or its Underlying ETFs may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as the Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other issuers.

FOREIGN SECURITIES

Investment In Foreign Securities. The Underlying ETFs may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over–the–counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that an Underlying ETF’s principal investment strategies involve foreign (non-U.S.) securities, an Underlying ETF may tend to have a greater exposure to liquidity risk.

Investment In Emerging Markets. The Underlying ETFs may invest in emerging markets stocks and the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed–income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed–income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Underlying ETFs. Emerging markets consist of countries determined by the money managers of an Underlying ETF to have developing or emerging economies and markets. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Foreign investment may include emerging market stock and emerging market debt.

Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self–sufficiency and balance of payments position. Because an Underlying ETF’s foreign securities will generally be denominated in foreign currencies, the value of such securities to the Underlying ETFs will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund or Underlying ETFs’ foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free–floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, an Underlying ETF may have limited legal recourse against the issuer and/or guarantor.

Foreign Government Securities. Foreign government securities which the Underlying ETFs may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi–government agencies” and debt securities denominated in multinational currency units of an issuer.

Privatizations. The Fund or an Underlying ETF may invest in privatizations (i.e., government programs selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Fund or an Underlying ETF, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The Underlying ETFs may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.

Equity Linked Notes. The Fund and the Underlying ETFs may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.

Foreign Currency Exchange. Since the Underlying ETFs may invest in securities denominated in currencies other than the U.S. dollar, and since the Underlying ETFs may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund and the Underlying ETFs may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of an Underlying ETF’s assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund or an Underlying ETF. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries.

Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Underlying ETF may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

EQUITY SECURITIES

Common Stocks. The Fund and the Underlying ETFs may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. The Fund and the Underlying ETFs may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.

Convertible Securities. The Fund and the Underlying ETFs may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Underlying ETFs may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants. The Fund and the Underlying ETFs may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Real Estate Investment Trusts or “REITs.” The Fund and the Underlying ETFs may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The Fund or Underlying ETF’s investment in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. An Underlying ETF’s investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs directly or indirectly through an Underlying ETF, a shareholder will bear expenses of the REITs in addition to expenses of the Fund and/or Underlying ETF.

Depositary Receipts. The Fund and the Underlying ETFs may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of the Fund’s investment policies, the Fund or Underlying ETF’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non–objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non–cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Fund and the Underlying ETFs may invest in sponsored and unsponsored ADRs.

“Special Situation” Companies. The Fund and the Underlying ETFs may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.

Investment in Unseasoned Companies. The Fund and the Underlying ETFs may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

DEBT AND MONEY MARKET INSTRUMENTS

To the extent the Fund or an Underlying ETF invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund or Underlying ETF’s investments in debt securities with longer terms to maturity are subject to greater volatility than an Underlying ETF’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

U.S. Government Obligations. The types of U.S. government obligations the Fund or an Underlying ETF may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills at time of issuance have maturities of one year or less, (b) U.S. Treasury notes at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S.

Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Fund or an Underlying ETF may invest in fixed–rate and floating or variable rate U.S. government obligations. The Fund or an Underlying ETF may purchase U.S. government obligations on a forward commitment basis.

The Fund or an Underlying ETF may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.

STRIPS. The Fund or an Underlying ETF may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Repurchase Agreements. The Fund or an Underlying ETF may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund or an Underlying ETF acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund or Underlying ETF and is unrelated to the interest rate on the security. The securities acquired by the Fund or Underlying ETF constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund or Underlying ETF (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. In addition, RIMCo will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. Subject to the overall limitations described in “Illiquid Securities”, the Fund or an Underlying ETF will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund or an Underlying ETF may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund or an Underlying ETF not within its control and therefore the realization by the Fund or an Underlying ETF on such collateral may be automatically stayed. It is possible that the Fund or an Underlying ETF may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements and Dollar Rolls. The Fund or an Underlying ETF may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby the Fund or an Underlying ETF transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Fund or an Underlying ETF retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund or an Underlying ETF repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund or an Underlying ETF equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund or an Underlying ETF’s records while a reverse repurchase agreement is in effect. The SEC may deem a reverse repurchase agreement to constitute a borrowing by the Fund that is subject to asset coverage requirements specified in Section 18 of the 1940 Act.

The Fund or an Underlying ETF may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund or an Underlying ETF sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund or an Underlying ETF pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund or an Underlying ETF enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying ETF, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund or an Underlying ETF generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund or an Underlying ETF’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund or Underlying ETF. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund or Underlying ETFs’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund or an Underlying ETF’s overall limitations on investments in illiquid securities. Successful use of mortgage dollar rolls depends on the Fund or an Underlying ETF’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that market value of the securities the Fund or an Underlying ETF is required to purchase may decline below the agreed upon repurchase price.

Corporate Debt Securities. The Fund or an Underlying ETF may invest in debt securities, such as convertible and nonconvertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Underlying ETFs may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities. An Underlying ETF may invest in corporate debt securities issued by infrastructure companies.

Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. The Fund or an Underlying ETF may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.

Zero Coupon Securities. The Fund or an Underlying ETF may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

Government Zero Coupon Securities. The Fund or an Underlying ETF may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as “Government zero coupon securities”).

Mortgage–Related And Other Asset–Backed Securities. The forms of mortgage–related and other asset–backed securities the Fund or an Underlying ETF may invest in include the securities described below:

Mortgage Pass–Through Securities. Mortgage pass–through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass–through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass–through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass–through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage–related securities.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage–backed bonds and mortgage pass–through securities. Similar to a bond, interest and pre–paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or “tranches”), with each class bearing a different stated maturity.

Asset–Backed Securities. Asset–backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage–related pass–through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by the Fund or an Underlying ETF has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying ETF may experience loss or delay in receiving payment and a decrease in the value of the security.

Collateralized Loan Obligations. The Fund or an Underlying ETF may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.

Risk Factors. The value of the Fund or an Underlying ETF’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The quality and value of the underlying assets may decline, or default. This has become an increasing risk for collateral related to sub-prime, Alt-A and non-conforming mortgage loans, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund or an Underlying ETF’s portfolio at the time the Fund or Underlying ETF receives the payments for reinvestment.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Through its investments in MBS, including those that are issued by private issuers, the Fund or an Underlying ETF has exposure to subprime loans, Alt-A loans, and non-conforming loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund or an Underlying ETF’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Fund or Underlying ETF’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund or an Underlying ETF will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require an Underlying ETF to dispose of any then existing holdings of such securities.

In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Fund or an Underlying ETF may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Fund or Underlying ETF does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities.

To-Be-Announced Mortgage-Backed Securities. The Fund or an Underlying ETF may invest in to-be announced mortgage-backed securities. As with other delayed-delivery transactions, a seller agrees to issue a TBA mortgage-backed security at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund or Underlying ETF agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund or an Underlying ETF and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund or an Underlying ETF.

Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Underlying ETF may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Underlying ETF.

Loans and Other Direct Indebtedness. The Fund or an Underlying ETF may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitles the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

Risk Factors. Loans and other direct indebtedness involve the risk that the Fund or an Underlying ETF will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund or an Underlying ETF more protection than an unsecured loan in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund or an Underlying ETF may involve revolving credit facilities or other standby financing commitments which obligate the Fund or an Underlying ETF to pay additional cash on a certain date or on demand. These commitments may require the Fund or an Underlying ETF to increase its investment in a company at a time when the Fund or Underlying ETF might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that an Underlying ETF is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As the Fund or an Underlying ETF may be required to rely upon another lending institution to collect and pass onto the Fund or Underlying ETF amounts payable with respect to the loan and to enforce the Fund or Underlying ETF’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund or Underlying ETF from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund or Underlying ETF.

In purchasing loans or loan participations, the Fund or an Underlying ETF assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, an Underlying ETF may end up owning the underlying collateral.

Brady Bonds. The Fund or an Underlying ETF may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country’s outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.–dollar) and are actively traded on the over–the–counter market.

Bank Instruments. The Fund and the Underlying ETFs may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).

Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

High Risk Bonds. The Fund and Underlying ETFs may invest their assets in securities rated BBB– or lower by S&P, Baa3 or lower by Moody’s or BBB or lower by Fitch (using highest of split ratings), or in unrated securities judged by the money managers to be of similar credit quality to those designations. Securities rated BBB– by S&P, Baa3 by Moody’s or BBB by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB– and Fitch considers bonds rated BBB, to have some speculative characteristics. The Fund or an Underlying ETF may be required by their prospectus or investment guidelines to dispose of, in a prudent and orderly fashion, a security if its ratings drop below these minimum ratings.

Risks Associated with High Risk Bonds. These lower rated debt securities are commonly referred to as “junk bonds.” Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Fund’s or an Underlying ETF’s ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated BBB– by S&P Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB– rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Ratings of Debt Instruments.”

Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Securities possessing Fitch’s BBB rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund or an Underlying ETF may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish the Fund or Underlying ETF’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund or Underlying ETF’s Shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of the Fund or an Underlying ETF to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund or Underlying ETF was investing only in investment grade securities.

The money managers of the Fund and the Underlying ETFs may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.

Auction Market and Remarketed Preferred Stock. The Fund or an Underlying ETF may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Alternative Minimum Tax Bonds. The Fund or an Underlying ETF may invest without limit in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Fund or an Underlying ETF may be lower than those from other Municipal Obligations acquired by the Fund or Underlying ETF due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

Event-Linked Bonds. The Fund or an Underlying ETF may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund or Underlying ETF may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Underlying ETF to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Underlying ETF may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Fund or an Underlying ETF’s investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund or an Underlying ETF will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund or Underlying ETF may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund or Underlying ETF is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund or Underlying ETF may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund or Underlying ETF. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.

Exchange-Traded Notes. The Underlying ETFs may invest in exchange-traded notes. Exchange-traded notes (“ETNs”) are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indices. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. An Underlying ETF’s investment in an ETN may be influenced by unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the related index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised. Certain ETNs may not produce qualifying income for the purposes of the “90% Test” (as defined below under the heading “Taxation”) which must be met in order for an Underlying ETF to maintain its status as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

MUNICIPAL DEBT INSTRUMENTS

Municipal Obligations and Bonds. The Fund or an Underlying ETF may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi–state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications –– General Obligation Bonds and Revenue Bonds.

General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

Municipal Notes. The Fund or an Underlying ETF may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short–term capital needs.

Municipal notes include:

Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

Bond Anticipation Notes – issued in expectation of a municipality issuing a long–term bond in the future. Usually the long–term bonds provide the money for the repayment of the notes.

Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.

Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short–term financing in anticipation of long–term financing.

Variable Rate Demand Notes – long term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer.

Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note.

A participation certificate gives the Fund or an Underlying ETF an undivided interest in the municipal obligation in the proportion that the Fund or Underlying ETF’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund or an Underlying ETF. The Fund or an Underlying ETF has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund or Underlying ETF’s participation interest in the security plus accrued interest.

The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund or an Underlying ETF. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund or an Underlying ETF may attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund or an Underlying ETF may retain the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund or Underlying ETF.

Demand Notes. The Fund or an Underlying ETF may purchase obligations with the right to a “put” or “stand–by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand–by commitment is a commitment by an underwriter to purchase for resale any part of a new issue offered to current shareholders in a rights offering which remains unsubscribed.

The Fund or an Underlying ETF may also invest in demand notes, which are obligations with the right to a “put.” A “put” obligates the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancement in the form of either a letter of credit or bond insurance.

Risk Factors. The ability of the Fund or an Underlying ETF to exercise the put or stand–by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand–by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Fund or an Underlying ETF from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand–by commitment for financial reasons, the Fund or an Underlying ETF may, in the opinion of the Fund or an Underlying ETF’s manager, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See, “Certain Investments –– Municipal Notes –– Tax Free Participation Certificates.”)

The Fund or an Underlying ETF may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Fund or Underlying ETFs (usually not more than thirty days’ notice). The Fund or an Underlying ETF may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.

Variable Amount Master Demand Notes. The Fund or an Underlying ETF may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.

Variable And Floating Rate Securities. The Fund or an Underlying ETF may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities’ market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.

The Fund or an Underlying ETF may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Commercial Paper. The Fund or an Underlying ETF may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Asset-Backed Commercial Paper. The Fund or an Underlying ETF may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.

Indexed Commercial Paper. The Fund or an Underlying ETF may invest in indexed commercial paper, which is U.S.–dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.–dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables an Underlying ETF to hedge (or cross–hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

Credit And Liquidity Enhancements. The Fund or an Underlying ETF may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to Underlying ETFs that invest in these securities and may affect their share price.

Funding Agreements. The Fund or an Underlying ETF may invest in various types of funding agreements. The Funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. The Funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Underlying ETF may be regarded as illiquid and therefore will be subject to the Underlying ETF’s limitation on illiquid investments.

COMMERCIAL PAPER

The Fund may invest in commercial paper as described in the Prospectus. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, the Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

The Fund may also invest its cash reserves (the “Cash Balances”) in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC (the “Cash Management Fund”). The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the Cash Balances invested in the Cash Management Fund is 0.10%.

INVESTMENT COMPANIES

The Fund may invest in securities of other investment companies, including ETFs, closed end funds and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act or SEC exemption. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. These limitations do not apply to investments in investment companies managed by RIMCo. To the extent allowed by law, regulation, the Fund’s investment restrictions and the Trust’s exemptive relief, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above. If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

The SEC has issued orders exempting certain ETFs from the limits set forth in Sections 12(d)(1)(A) and 12(D)(1)(B). These exemptions permit the Fund to invest in certain Underlying ETFs beyond the limits set forth in Sections 12(d)(1)(A) and 12(D)(1)(B). The Fund may enter into participant agreements with such Underlying ETFs and purchase shares of those ETFs beyond the limits of Sections 12(d)(1)(A) and 12(D)(1)(B) in reliance upon the relief.

The Fund may invest in affiliated ETFs advised by RIMCo. RIMCo receives from these ETFs fees for management and other services, and the Fund will bear its pro rata share of any such fees in addition to the Management Fee. The fees payable by a Fund with respect to these investments are included in the Acquired Fund Fees and Expenses in the Fund’s Annual Fund Operating Expenses table, provided the total amount of fees paid with respect to both affiliated and unaffiliated ETFs are at least 0.01% of the Fund’s average net assets.

POOLED INVESTMENT VEHICLES

The Fund or their Underlying ETFs may invest in the securities of pooled vehicles that are not investment companies. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If the Fund or an Underlying ETF invests in, and thus, is a shareholder of, a pooled vehicle, the Fund or Underlying ETF’s shareholders will indirectly bear the proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund or to the Underlying ETF to its own investment adviser and the other expenses that the Fund and the Underlying ETFs bear directly in connection with their own operations. Certain pooled investment vehicles may not produce qualifying income for purposes of the “90% Test” (as defined below under the heading “Taxation”) which must be met in order for the Fund to maintain its status as a RIC under the Code, the Fund will monitor such investments to ensure that any non-qualifying income does not exceed permissible limits.

OTHER FINANCIAL INSTRUMENTS INCLUDING DERIVATIVES

The Fund will not invest in derivatives. The Underlying ETFs in which the Fund invests may, to a limited extent, and as described below, invest in derivatives; however, the Fund will not invest in Underlying ETFs that use derivatives as a principal investment strategy unless the Underlying ETF uses futures contracts and related options for bona fide hedging, attempting to gain exposure to a particular market, index or instrument, or other risk management purposes. To the extent an Underlying ETF uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act.

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, an Underlying ETF would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Underlying ETF has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Underlying ETF may be required to make delivery of the instruments underlying futures contracts it has sold.

The Underlying ETF may minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Underlying ETF does not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Underlying ETF, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by the Underlying ETF involves the risk of imperfect or even negative correlation between the changes in market value of the securities held by the Underlying ETF and the prices of futures and options on futures. There is also the risk of loss by the Underlying ETF of margin deposits in the event of bankruptcy of a broker with whom the Underlying ETF has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Swap Agreements. Each Underlying ETF may enter into swap agreements including interest rate, index, and credit default swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with an Underlying ETF receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of an Underlying ETF’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Underlying ETF.

In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, an Underlying ETF would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Underlying ETF would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, an Underlying ETF would keep the stream of payments and would have no payment obligations. As the seller, the Underlying ETF would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. An Underlying ETF will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where an Underlying ETF is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS. Such segregation will not limit the Underlying ETF’s exposure to loss.

Risks of Swap Agreements. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, an Underlying ETF will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Underlying ETF’s rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying ETF’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements, which may adversely affect the Fund’s investment in the Underlying ETF.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest in the Underlying ETF invested in such swap agreement.

If an Underlying ETF uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Underlying ETF will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Underlying ETF. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Underlying ETF investments. Many swaps are complex and often valued subjectively.

CDS agreements involve greater risks than if an Underlying ETF had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, CDSs are subject to the risk of illiquidity within the CDS market on the whole, as well as counterparty risk. Underlying ETFs generally enter into CDS agreements only with counterparties that meet certain standards of creditworthiness.

Commodity-Linked Derivatives. An Underlying ETF may invest in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures, to gain exposure to commodities markets. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.

Hedging Strategies. Financial futures contracts may be used by an Underlying ETF during or in anticipation of adverse market events such as interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts may be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed–income securities held in an Underlying ETF’s portfolio may decline, but the futures contract value may decrease, partly offsetting the loss in value of the fixed–income security by enabling the Underlying ETF to repurchase the futures contract at a lower price to close out the position.

An Underlying ETF may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing an Underlying ETF to be unable to close out the futures contract thereby affecting the Underlying ETF’s hedging strategy.

In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying ETF’s ability to act upon economic events occurring in foreign markets during non–business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

ILLIQUID AND RESTRICTED SECURITIES

No more than 15% of the Fund’s net assets will be invested in securities, including repurchase agreements of more than seven days’ duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.

The Board of the Fund has adopted procedures to permit the Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act (“Section 4(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).

The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Fund pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

FUTURE DEVELOPMENTS

The Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in which the Fund may invest may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

EXCHANGE TRADED FUNDS

Trading Issues. Although the shares of the Fund (“Shares”) are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. An active trading market may not exist for Fund shares, and although Fund shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Additionally, the Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient. Because Fund shares trade at market prices NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Halting of Trades. Trading of Fund shares on an exchange may be halted whenever trading in equity securities generally is halted by the activation of market-wide “circuit breakers” (a rule that requires a halt in trading for a specific period of time when market prices decline by a specified percentage during the course of a trading day). Trading of Fund shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

EQUITY SECURITIES

The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in the Fund that holds equity securities may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

NON-U.S. AND EMERGING MARKETS SECURITIES

The Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Non-U.S. laws and accounting standards typically are not as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets. Additionally, international markets may experience delays and disruptions in securities settlement procedures for the Fund’s portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.

Non-U.S. equity securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for the Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

TAX RISKS

As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this Statement is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund Shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of the Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under the “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION” sections. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (i) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (ii) the value of its Index or portfolio of securities on which the Fund is based is no longer calculated or available; (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (iv) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or the Fund.

The Trust reserves the right to adjust the Share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”

The DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

CONVEYANCE OF ALL NOTICES, STATEMENTS AND OTHER COMMUNICATIONS TO BENEFICIAL OWNERS IS EFFECTED AS FOLLOWS. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends and Distributions.”

GENERAL POLICIES

Dividends from net investment income, if any, are declared and paid at least quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire net investment income of the Fund, plus any net realized capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends for the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment program offered by such broker dealer.

TAXES

FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. Unless otherwise indicated, references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Fund and, where appropriate, those indirectly attributable to the Fund as a result of its investments in Underlying ETFs.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY STATUS

The Fund has adopted a taxable year for U.S. federal income tax purposes ending on December 31, which differs from the Fund’s March 31 fiscal year end that applies for financial reporting purposes.

The Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of its net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses), the Fund itself generally will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s investments in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the “Asset Test”).

The Fund’s investments in certain of the Underlying ETFs may not produce qualifying income for purposes of the 90% Test which, as described above, must be satisfied in order for the Fund to maintain its status and qualify as a RIC. The Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, however, if one or more investments generates more non-qualifying income than expected it could cause the Fund to inadvertently fail the 90% Test thereby causing the Fund to inadvertently fail to qualify as a RIC.

In the event of a failure by the Fund to qualify as a RIC, the Fund’s distributions, to the extent such distributions are derived from the Fund’s current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders and as qualified dividend income for individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder’s hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (which is eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Distributions from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the Underlying ETF that paid the dividend or the Underlying ETF fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Underlying ETF, the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend income as investment income under Section 163(d)(4)(B) of the Code. Dividends received by the Fund from a REIT or another RIC, which may include Underlying ETFs, may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by an Underlying ETF from a REIT and distributed by the Fund to a shareholder generally will be taxable to the shareholder as ordinary income. If a shareholder were to lend its Fund shares pursuant to securities lending arrangements it may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends.

Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 20% for individual shareholders), regardless of how long the shareholder has owned the shares. Shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Shareholders who have not held Fund Shares for a full year should be aware that the Fund may report and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in its Fund Shares and result in a higher reported capital gain or lower reported capital loss when those Shares are sold.

Sales and redemptions of Fund Shares are generally taxable transactions for federal and state income tax purposes. In general, if a shareholder holds its Fund Shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

All or a portion of any loss realized upon the sale of Fund Shares will be disallowed to the extent that other Fund Shares are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a Share sale. Any loss disallowed under these rules will be added to the tax basis in the newly purchased Shares. In addition, any loss realized by a shareholder on the disposition of Shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such Shares.

An Underlying ETF may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Underlying ETF are treated as ordinary income or capital gain, accelerate the recognition of income to the Underlying ETF and/or defer the Underlying ETF’s ability to recognize losses. These rules may affect the amount, timing or character of the distributions that the Fund receives from the Underlying ETF, and in turn, may affect the amount, timing or character of the income distributed by the Fund.

If one or more Underlying ETFs generates more non-qualifying income than the Fund’s portfolio management expects it could cause the Fund to inadvertently fail the 90% Test thereby causing the Fund to inadvertently fail to qualify as a RIC.

With respect to investments in zero coupon or other securities which are issued at a discount, the Fund (or an Underlying ETF) will be required to include as part of its current income the imputed interest on such obligations even if the Fund (or Underlying ETF) has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss. Underlying ETFs may have similar issues.

The Fund (or an Underlying ETF) may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund (or an Underlying ETF) invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund (or Underlying ETF) elects to include the market discount in income as it accrues.

Investment in lower-rated or unrated debt securities may present issues for the Fund (or an Underlying ETF) if the issuers of these securities default on their obligations because of the uncertainty of certain federal income tax consequences to a holder of such securities.

Dividends and interest derived from the Fund’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the Internal Revenue Service (“IRS”) that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then (subject to certain limitations) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign withholding taxes may be imposed on income earned by an Underlying ETF’s investment in foreign securities which may reduce the return on such investments. In addition, investments in foreign securities or foreign currencies may increase or accelerate the recognition of ordinary income and may affect the timing or amount of an Underlying ETF’s distributions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign tax credits, if any, might be passed though the Fund to its shareholders from one or more Underlying ETFs taxable as RICs depending on, among other requirements, whether the Fund invests at least 50% of its assets in Underlying ETFs which are taxable as RICs.

Transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Underlying ETFs (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income and defer losses. These rules could therefore affect the character, amount and timing of distributions to you. These provisions also may require Underlying ETFs to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause such Underlying ETFs to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. As a result, an Underlying ETF may need to sell investments to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

If the Fund or an Underlying ETF owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” it will be subject to one of the following special tax regimes: (i) it will be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund or Underlying ETF as a dividend to its shareholders; (ii) if the Fund or Underlying ETF were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund or Underlying ETF would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s or Underlying ETF’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund or Underlying ETF; or (iii) the Fund or Underlying ETF may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any resulting mark-to-market gains which would be treated as ordinary income in accordance with the distribution requirements set forth above. In order to make a QEF election, the Fund or Underlying ETF, as applicable, would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

BACK-UP WITHHOLDING

In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund Shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually, in the case of an individual, the shareholder’s social security number); (2) is subject to back-up withholding by the IRS; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

FOREIGN SHAREHOLDERS

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund’s taxable year beginning before January 1, 2014 (or at a later date if extended by the U.S. Congress), U.S. source, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year.

Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Special rules may be applicable to foreign shareholders if the Fund invests in Underlying ETFs which invest in REITs. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of special U.S. withholding tax rules and the proper withholding form(s) to be submitted to the Fund. A foreign shareholder who fails to provide the appropriate IRS Form W-8 may be subject to back-up withholding at the appropriate rate.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

TAXES ON CREATION AND REDEMPTIONS OF CREATION UNITS

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

The Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

OTHER TAX CONSIDERATIONS

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in the Fund where, for example, (i) the Underlying ETF’s invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing an Underlying ETF from holding investments in REITs that hold residual interests in REMICs, and each Underlying ETF may do so. Prospective tax-exempt shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors prior to making an investment in the Fund.

Under U.S. Treasury regulations, if a shareholder recognizes losses exceeding certain specified amounts, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Fund and each Underlying ETF may be subject to tax or taxes in certain states where it does business. The imposition of such a tax could reduce investment returns. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

At March 31, 2013, the Fund had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year. Available capital loss carryforwards are as follows:

	Short-Term	Long Term
Russell Equity ETF	$46,297	$32,306

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116, serves as counsel to the Trust. PwC serves as the independent registered public accounting firm for the Trust. PwC performs annual audits of the Funds’ financial statements and provides other audit, tax and related services.

FINANCIAL STATEMENTS

The audited financial statements for the Fund, including the financial highlights appearing in the Trust’s Annual Report to Shareholders for the fiscal year ended March 31, 2013 and filed electronically with the SEC, are incorporated by reference. You may request a copy of the Trust’s Annual Report at no charge by calling 1-888-RSL-ETFS (1-888-775-3837) or through the Trust’s website at www.russelletfs.com.